Registration No. 333-110105
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                                     38-0549190
(State or other jurisdiction               (I.R.S. Employee Identification No.)
 of incorporation or organization)

         One American Road
         Dearborn, Michigan                            48126-1899
(Address of principal executive offices)               (Zip Code)


                    FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                            (Full Title of the Plan)

                           PETER J. SHERRY, Jr., Esq.
                               Ford Motor Company
                                P.O. Box 1899 One
                                  American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)


                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ----------------------

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-100910, 333-72478, 333-61886, 333-40260, 333-38586, 333-37536, 333-58701, 333-49547, 333-47445,
333-27993, 33-64605, 33-61107, 33-58255, 33-54737, 33-54283, 33-50238, 33-36043,
33-19036 and 2-95018 are incorporated herein by reference.

                              --------------------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Exhibit 4.1* -  Summary of amendments to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees effective January 1, 2002. Filed with this Registration Statement.

Exhibit 4.2  -  Summary of amendments to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees adopted on January 16, 2002. Filed as Exhibit 4.1 to Registration Statement No. 333-100910 and incorporated herein by reference.

Exhibit 4.3  -  Summary of an amendment to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees adopted on February 12, 2002. Filed as Exhibit 4.2 to Registration Statement No. 333-100910 and incorporated herein by reference.

Exhibit 4.4  -  Summary of an amendment to the Ford Motor Company Tax-Efficient
                Savings Plan for Hourly Employees effective December 1, 2004. Filed with this Registration Statement.

Exhibit 4.5  -  Amended and Restated Ford Motor Company Tax-Efficient Savings
                Plan for Hourly Employees dated October 9, 1999. Filed as
                Exhibit 4.A to Registration Statement No. 333-37536 and incorporated herein by reference.

Exhibit 4.6  -  Copy of Master Trust Agreement dated as of September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.7  -  Copy of Amendment dated October 25, 1997 to Master Trust
                Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.8  -  Copy of Amendment dated March 3, 1998 to Master Trust Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.F to Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.1* -  Opinion of Kathryn S. Lamping, a Managing Counsel and Assistant
                Secretary of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2  -  Copy of Internal Revenue Service determination letter that the
                Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to Registration Statement
                No. 33-58255 and incorporated herein by reference.

Exhibit 23   -  Consent of Independent Registered Public Accounting Firm.
                Filed with this Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature.  Filed as Exhibit 24.1 to Registration Statement No. 333-115339 and incorporated herein by reference.

Exhibit 24.2 -  Power of Attorney authorizing signature.  Filed as Exhibit 24.2 to Registration Statement No. 333-123251 and incorporated herein by reference.

Exhibit 24.3 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                24.2 to Registration Statement No. 333-115339 and incorporated herein by reference.

--------------------------
*Previously filed as an Exhibit with this Registration Statement on October 30, 2003.

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 9th day of May, 2005.



                                        FORD MOTOR COMPANY TAX-EFFICIENT
                                        SAVINGS PLAN FOR HOURLY EMPLOYEES

                                     By: /s/Mickey Poli-Bartlett
                                        ----------------------------------
                                        Mickey Poli-Bartlett, Chairperson
                                        Tax-Efficient Savings Plan
                                         for Hourly Employees Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 9th day of May, 2005.


                                      FORD MOTOR COMPANY

                                      By: William Clay Ford, Jr.*
                                         ---------------------------
                                         (William Clay Ford, Jr.)
                                         Chairman and Chief Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.


       Signature                               Title                                   Date
       ---------                               -----                                   ----
                                       Director, Chairman of the Board
   William Clay Ford, Jr.*             and Chief Executive Officer and
-----------------------------          Chair of the Environmental and
 (William Clay Ford, Jr.)              Public Policy Committee
                                       (principal executive officer)


    John R. H. Bond*                   Director
-----------------------------
   (John R. H. Bond)



    Stephen G. Butler*                 Director                                 May 9, 2005
-----------------------------
   (Stephen G. Butler)



    Kimberly A. Casiano*               Director
-----------------------------
   (Kimberly A. Casiano)



     Edsel B. Ford II*                 Director
-----------------------------
    (Edsel B. Ford II)



     William Clay Ford*                Director
-----------------------------
    (William Clay Ford)



                                        6

       Signature                               Title                                   Date
       ---------                               -----                                   ----


  Irvine O. Hockaday, Jr.*             Director and Chair of
-----------------------------          the Audit Committee
 (Irvine O. Hockaday, Jr.)



     Marie-Josee Kravis*               Director and Chair of the
-----------------------------          Compensation Committee
    (Marie-Josee Kravis)



    Richard A. Manoogian*              Director
-----------------------------
  (Richard A. Manoogian)



      Ellen R. Marram*                 Director and Chair of the
-----------------------------          Nominating and Governance
     (Ellen R. Marram)                 Committee



     Homer A. Neal*                    Director                                 May 9, 2005
-----------------------------
    (Homer A. Neal)



       Jorma Ollila*                   Director
-----------------------------
      (Jorma Ollila)



       James J. Padilla*               Director and President and
-----------------------------          Chief Operating Officer
      (James J. Padilla)



      Carl E. Reichardt*               Director and Chair of the
-----------------------------          Finance Committee
     (Carl E. Reichardt)



     Robert E. Rubin*                  Director
-----------------------------
    (Robert E. Rubin)



                                        7


       Signature                               Title                                   Date
       ---------                               -----                                   ----


     John L. Thornton*                 Director
-----------------------------
     (John L. Thornton)



     James C. Gouin*                   Vice President and
-----------------------------          Controller
   (James C. Gouin)                    (principal accounting officer)



     Donat R. Leclair*                 Executive Vice President and             May 9, 2005
-----------------------------          Chief Financial Officer
   (Donat R. Leclair)                  (principal financial officer)



*By: /s/K. S. Lamping
   ---------------------------
    (K. S. Lamping,
     Attorney-in-Fact)


                                  EXHIBIT INDEX

                                                                                      Sequential Page
                                                                                      at which Found
                                                                                      (or Incorporated
                                                                                        by Reference)
                                                                                      ----------------
Exhibit 4.1* -  Summary of amendments to the Ford Motor
                Company Tax Efficient Savings Plan for Hourly
                Employees effective January 1, 2002. Filed
                with this Registration Statement.

Exhibit 4.2  -  Summary of amendments to the Ford Motor
                Company Tax Efficient Savings Plan for Hourly
                Employees adopted on January 16, 2002.
                Filed as Exhibit 4.1 to Registration Statement
                No. 333-100910 and incorporated herein by reference.

Exhibit 4.3  -  Summary of an amendment to the Ford Motor
                Company Tax Efficient Savings Plan for Hourly
                Employees adopted on February 12, 2002.
                Filed as Exhibit 4.2 to Registration Statement
                No. 333-100910 and incorporated herein by reference.

Exhibit 4.4  -  Summary of an amendment to the Ford Motor
                Company Tax-Efficient Savings Plan for Hourly
                Employees effective December 1, 2004. Filed with this Registration Statement.

Exhibit 4.5  -  Amended and Restated Ford Motor Company Tax-
                Efficient Savings Plan for Hourly Employees dated
                October 9, 1999.  Filed as Exhibit 4.A to Registration
                Statement No. 333-37536 and incorporated herein by reference.

Exhibit 4.6  -  Copy of Master Trust Agreement dated as of
                September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as
                Trustee.  Filed as Exhibit 4.B to Registration
                Statement No. 33-64605 and incorporated herein by reference.



                                       9

Exhibit 4.7  -  Copy of Amendment dated October 25, 1997 to
                Master Trust Agreement between Ford Motor
                Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.E to Registration Statement
                No. 333-47443 and incorporated herein by reference.

Exhibit 4.8  -  Copy of Amendment dated March 3, 1998 to Master
                Trust Agreement between Ford Motor Company and
                Fidelity Management Trust Company, as Trustee.
                Filed as Exhibit 4.F to Registration Statement No. 333-
                58695 and incorporated herein by reference.

Exhibit 5.1* -  Opinion of Kathryn S. Lamping, a Managing
                Counsel and Assistant Secretary of Ford Motor
                Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2  -  Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to
                Registration Statement No. 33-58255 and
                incorporated herein by reference.

Exhibit 23   -  Consent of Independent Registered Public Accounting
                Firm.  Filed with this Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature.  Filed as
                Exhibit 24.1 to Registration Statement No. 333-115339 and incorporated herein by reference.

Exhibit 24.2 -  Power of Attorney authorizing signature.  Filed as
                Exhibit 24.2 to Registration Statement No. 333-123251 and incorporated herein by reference.

Exhibit 24.3 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as
                Exhibit 24.2 to Registration Statement No. 333-115339 and incorporated herein by reference.

--------------------------
*Previously filed as an Exhibit with this Registration Statement on October 30, 2003.